Exhibit 10.28

Ritter Pharmaceuticals, Inc.

Series C Preferred Stock and Warrant Purchase Agreement

This Series C Preferred Stock and Warrant Purchase Agreement (the “Agreement”) is made as of December 4, 2014, by and among Ritter Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and those investors listed on Exhibit A hereto, each of which is herein referred to as an “Investor.”

RECITALS

Whereas, on the terms and subject to the conditions set forth in this Agreement, the Company desires to issue and sell to the Investors and each Investor, severally and not jointly, wishes to purchase from the Company, shares of the Company’s Series C Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”), with the designation, preferences and rights set forth in the Restated Certificate of Incorporation of the Company attached hereto as Exhibit B (the “Restated Certificate”), and warrants to purchase, on the terms specified therein, shares of the Common Stock, par value $0.001 per share, of the Company, such warrants to be in substantially the form set forth in Exhibit C attached hereto (the “Warrants”).

AGREEMENT

Now, Therefore, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Purchase and Sale of Shares.

1.1          Sale of Shares.

(a)          The Company shall have adopted and filed the Restated Certificate with the Secretary of State of the State of Delaware prior to the Closing and authorized the sale of up to 4,500,000 shares of Series C Preferred Stock and Warrants to purchase up to an aggregate of 4,500,000 shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”).

(b)          Subject to the terms and conditions of this Agreement, each Investor agrees, severally and not jointly, to purchase, and the Company agrees to sell and issue to each Investor, (i) that number of shares of the Company’s Series C Preferred Stock set forth opposite each Investor’s name on Exhibit A hereto at the per share purchase price of $1.30 (the “Purchase Price”) and (b) a Warrant to purchase that number of shares of Common Stock set forth opposite each Investor’s name on Exhibit A hereto at a purchase price of $0.001 (the “Warrant Purchase Price”) for each share of Common Stock subject to such Warrant.

(c)          The shares of Series C Preferred Stock sold to the Investors pursuant to this Agreement are hereinafter referred to as the “Shares.” The total amount of Common Stock and other securities issuable upon conversion of the Shares is hereinafter referred to as the “Conversion Stock.” The shares of Common Stock issuable upon exercise of the Warrants are hereinafter referred to as the “Warrant Shares.” The Shares, the Conversion Stock, the Warrants and the Warrant Shares are hereinafter collectively referred to as the “Securities.”

1.2          Initial Closing.   The initial closing of the sale and purchase of the Shares and Warrants under this Agreement shall take place remotely via the exchange of documents and signatures on the date hereof, or at such other place, time and date as may be agreed by the Company and the Investors, orally or in writing (the “Initial Closing”). At the Initial Closing, (a) the Company shall deliver to each Investor (within the timeframe noted in Section 5.7 below) (i) a certificate representing the Shares which such Investor is purchasing and (ii) a Warrant in favor of such Investor for the number of shares of Warrant Shares specified opposite such Investor’s name, under the heading “No. of Shares of Common Stock Subject to Warrant,” on Exhibit A attached hereto against (b) delivery to the Company by such Investor of a check payable to the Company’s order, wire transfer to such account as the Company may specify in writing and/or or cancellation of indebtedness of the Company to the Investor, the amount of which payment, wire transfer and/or cancellation of indebtedness shall be in the aggregate amount of the purchase price for the Shares and the Warrant being acquired by such Investor as specified on Exhibit A attached hereto.

1.3          Subsequent Closings.    At any time on or before ninety (90) days after the Initial Closing, the Company may sell up to the balance of the Shares and Warrants not sold at the Initial Closing (each such sale, a “Subsequent Closing” and, along with the Initial Closing, the “Closings”) to such persons or entities as may be approved by (a) the Company’s Board of Directors and (b) unless such persons or entities are currently a holder of any of the Preferred Stock of the Company prior to the purchase of Shares pursuant hereto, Javelin Venture Partners, L.P. All such sales shall be made on the terms and conditions set forth in this Agreement. Any shares and warrants sold pursuant to this Section 1.3 shall be deemed to be “Shares” and “Warrants,” respectively, for all purposes under this Agreement, and any purchasers thereof shall be deemed to be “Investors” for all purposes under this Agreement and the Amended and Restated Investors’ Rights Agreement, dated as of November 17, 2010 (as amended to date, the “Investors’ Rights Agreement”), as the Investors’ Rights Agreement shall be further amended by that certain amendment thereto in the form attached hereto as Exhibit D (the “Amendment;” and, together with this Agreement and the Investors’ Rights Agreement, the “Financing Agreements”). Should any such sales be made, the Company shall prepare and distribute to the Investors a revised Exhibit A to this Agreement reflecting such sales. Such Investors shall become signatories to the Financing Agreements without the need for an amendment to any of the Financing Agreements except to add such person’s or entity’s name to the appropriate exhibit to such Financing Agreements, and shall have the rights and obligations hereunder and thereunder, in each case as of the date of the applicable Closing.

2.            Representations and Warranties of the Company.    A Schedule of Exceptions, attached as Exhibit E (a “Schedule of Exceptions”) and updated as of each Subsequent Closing to the extent applicable, shall be delivered to the Investors in connection with each Closing. Except as set forth on the Schedule of Exceptions delivered to the Investors at the applicable Closing, the Company hereby represents and warrants to the Investors as follows:

2.1          Organization, Good Standing and Qualification.    The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify could reasonably be expected to have a material adverse effect on the Company’s financial condition or business as now conducted or proposed to be conducted (a “Material Adverse Effect”).

2.2          Capitalization.    Prior to the Initial Closing, the authorized capital of the Company consists of:

(a)          25,266,146 shares of Preferred Stock (the “Preferred Stock”), of which 7,200,000 shares have been designated Series A-1 Preferred Stock, 1,687,500 shares have been designated Series A-2 Preferred Stock, 4,220,464 shares have been designated Series A-3 Preferred Stock, 7,658,182 shares have been designated Series B Preferred Stock and 4,500,000 shares have been designated Series C Preferred Stock. 7,200,000 shares of Series A-1 Preferred Stock are issued and outstanding, 1,687,500 shares of Series A-2 Preferred Stock are issued and outstanding, 4,220,464 shares of Series A-3 Preferred Stock are outstanding, 6,188,188 shares of Series B Preferred Stock are issued and outstanding and no shares of Series C Preferred Stock are issued or outstanding. The rights, preferences, privileges and restrictions of the Preferred Stock are as stated in the Restated Certificate.

(b)          50,000,000 shares of Common Stock (the “Common Stock”) of which 3,327,500 shares are issued and outstanding.

(c)          14,630,034 shares of Common Stock reserved for issuance under the Company’s 2008 Stock Plan, 1,833,000 of which remain available for future issuance, and 500,000 shares of Common Stock reserved for issuance under the Company’s 2009 Stock Plan, 367,000 of which remain available for future issuance.

(d)          Except as provided herein and as set forth in the Schedule of Exceptions and except for (i) the conversion privileges of the Preferred Stock and (ii) the right of first refusal provided in the Investors’ Rights Agreement, there are no other outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock.

2.3          Subsidiaries.    The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity.

2.4          Authorization.    All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of the Financing Agreements, the performance of all obligations of the Company under such agreements and the authorization, issuance (or reservation for issuance) and delivery of the Shares and Warrants being sold hereunder and the Conversion Stock and Warrant Shares has been taken or will be taken prior to the Initial Closing, and the Financing Agreements and the Warrants (in each case, following execution and delivery thereof, as applicable) constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms.

2.5          Valid Issuance of Preferred and Common Stock.

(a)          The Shares which are being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid, nonassessable and free of restrictions on transfer other than restrictions on transfer under the Financing Agreements and applicable state and federal securities laws. The Warrants which are being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued and free of restrictions on transfer other than restrictions on transfer thereunder, under the Financing Agreements and under applicable state and federal securities laws. Based in part upon the representations of the Investors in this Agreement, the Shares and Warrants will be issued in compliance with all applicable federal and state securities laws. The Conversion Stock and the Warrant Shares have been duly and validly reserved for issuance and, in the case of the Conversion Stock, upon issuance in accordance with the terms of the Restated Certificate and, in the case of the Warrant Shares, upon issuance in accordance with the terms of the Warrants, shall be duly and validly issued, fully paid, nonassessable and free of restrictions on transfer other than restrictions on transfer under the Financing Agreements, any agreements to which the Investors may become a party after the date hereof, and applicable state and federal securities laws and issued in compliance with all applicable securities laws, as presently in effect, of the United States and each of the states whose securities laws govern the issuance of any of the Shares hereunder.

(b)          The outstanding shares of Common Stock are all duly and validly authorized and issued, fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.

2.6          Governmental Consents.   No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Securities under applicable federal securities laws and state Blue Sky laws, which filings and qualifications, if required, will be accomplished in a timely manner.

2.7          Litigation.    There is no action, suit, proceeding or investigation pending or, to the knowledge of the Company, currently threatened against the Company which questions the validity of the Financing Agreements or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions pending or to the Company’s knowledge threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

2.8          Proprietary Information Agreements.    Each present employee and officer of the Company with access to confidential information of the Company or involved in the development of the Company’s Intellectual Property has executed a confidentiality and inventions assignment agreement (the “Proprietary Information Agreement”), a form of which is available for review upon request to the Company, and no exceptions have been taken by any such employee or officer to the terms of such agreement. The Company, after reasonable investigation, is not aware that any of its employees or consultants are in violation thereof, and the Company will use its best efforts to prevent any such violation. All present consultants to or vendors of the Company with access to confidential information of the Company are parties to a written agreement substantially similar to the Proprietary Information Agreement under which, among other things, each such consultant or vendor is obligated to maintain the confidentiality of information of the Company.

2.9          Intellectual Property.

(a)          Ownership. The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses (software or otherwise), information, processes and similar proprietary rights (“Intellectual Property”) necessary to the business of the Company as presently conducted, the lack of which could reasonably be expected to have a Material Adverse Effect, without any conflict with or infringement of the rights of others. Except for agreements with its own employees or consultants, standard end-user license agreements, support/maintenance agreements and agreements entered in the ordinary course of the Company’s business, there are no outstanding options, licenses or agreements relating to the Intellectual Property, and the Company is not bound by or a party to any options, licenses or agreements with respect to the Intellectual Property of any other person or entity. The Company has not received any written communication alleging that the Company has violated or, by conducting its business as currently conducted, would violate any of the Intellectual Property of any other person or entity, nor is the Company aware of any basis therefor. The Company is not obligated to make any payments by way of royalties, fees or otherwise to any owner or licensor of or claimant to any Intellectual Property with respect to the use thereof in connection with the conduct of its business as presently conducted. There are no agreements, understandings, instruments, contracts, judgments, orders or decrees to which the Company is a party or by which it is bound which involve indemnification by the Company with respect to infringements of Intellectual Property.

(b)          No Breach by Employees. The Company is not aware that any of its employees is obligated under any contract or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would materially interfere with the use of his or her efforts to promote the interests of the Company or that would conflict with the Company’s business as presently conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company’s business by the employees of the Company, nor the conduct of the Company’s business as presently conducted, will, to the Company’s knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to use any inventions of any of its employees made prior to their employment by the Company.

2.10        Compliance with Other Instruments.

(a)          The Company is not in violation or default of any provisions of its Restated Certificate or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement and the other Financing Agreements, and the consummation of the transactions contemplated hereby and thereby will not result in any violation, which could result in a Material Adverse Effect, or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

(b)          The Company has avoided every condition, and has not performed any act, the occurrence of which would result in the Company’s loss of any right granted under any license, distribution or other agreement.

2.11        Disclosure.    The Company has fully provided each Investor with all the information which such Investor has requested for deciding whether to purchase the Shares and Warrants and all information which the Company believes is reasonably necessary to enable such Investor to make such decision. Neither this Agreement nor any other statements, exhibits or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading which has not been, prior to the Closing, corrected or amended.

2.12        Registration Rights.    Except as provided in the Investors’ Rights Agreement, the Company has not granted or agreed to grant any rights to register any securities of the Company with any governmental entity, including piggyback rights, to any person or entity.

2.13        Title to Property and Assets.   The Company owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company’s ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

2.14        Private Placement.   Subject in part to the truth and accuracy of the Investors’ representations set forth in this Agreement, the offer, sale and issuance of the Shares and Warrants as contemplated by this Agreement is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

2.15        Financial Statements.    The Company has delivered to the Investors the unaudited balance sheet and statement of operations of the Company (the “Financial Statements”) as of and for the ten month period ended October 31, 2014 (the “Balance Sheet Date”). The Financial Statements are correct in all material respects and present fairly the financial condition and operating results of the Company as of the date(s) and during the period(s) indicated therein.

2.16        Changes.   To the Company’s knowledge, since the Balance Sheet Date, there has not been any event or condition of any type that has had a Material Adverse Effect.

2.17        Material Contracts.   Except for the agreements explicitly contemplated hereby, there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound which may involve (a) obligations of, or payments to, the Company in excess of $25,000 (other than obligations of, or payments to, the Company arising from purchase or sale agreements entered into in the ordinary course of business), or (b) the license of any patent, copyright, trade secret or other proprietary right to or from the Company, or (c) the grant of rights to manufacture, produce, assemble, license, market or sell the Company’s products or affect the Company’s exclusive right to develop, manufacture, assemble, distribute, market or sell ‘its products (each, a “Material Contract,” collectively the “Material Contracts”). All of the Material Contracts are valid, binding and in full force and effect in all material respects, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies and to general principles of equity. The Company is not in material default under any of such Material Contract.

2.18        Agreements; Action.

(a)          Except for the Financing Agreements and agreements between the Company and its employees with respect to sales of the Company’s Common Stock, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

(b)          There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound that may involve (i) obligations (contingent or otherwise) of, or payments by the Company in excess of, $25,000 other than in the ordinary course of the Company’s business, or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company, or (iii) the granting of any rights affecting the development, manufacture, licensing, marketing, sale or distribution of the Company’s products or services or (iv) indemnification by the Company with respect to infringements of proprietary rights.

(c)          The Company has not (i) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $10,000 or, in the case of indebtedness and/or liabilities individually less than $10,000, in excess of $30,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

(d)          The Company has not entered into any letter of intent, memorandum of understanding or other similar document (i) with any representative of any corporation or corporations regarding the merger of the Company with or into any such corporation or corporations, (ii) with any representative of any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company would be disposed of, or (iii) regarding any other form of liquidation, dissolution or winding up of the Company.

(e)          For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

2.19        Permits.    The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which would have a Material Adverse Effect, and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as presently planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

2.20        Brokers or Finders.    The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement or any of the transactions contemplated hereby.

2.21        Employees.    To the Company’s knowledge, there are no strike, labor dispute or union organization activities pending or threatened between it and its employees. To the Company’s knowledge, none of its employees belongs to any union or collective bargaining unit. The Company is not a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement, or other employee compensation agreement. The Company is not aware that any officer or key employee intends to terminate his employment with the Company, nor does the Company have a present intention to terminate the employment of any officer or key employee. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company.

2.22        Obligations to Related Parties.   No employee, officer, director or, to the Company’s knowledge, stockholder of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them other than (a) for payment of salary for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company, and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Company’s Board of Directors and stock purchase agreements approved by the Company’s Board of Directors). To the Company’s knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except in connection with the ownership of stock in publicly-traded companies. To the Company’s knowledge, no employee, officer, director or stockholder, nor any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company (other than such contracts as relate to any such person’s ownership of capital stock or other securities of the Company).

3.            Representations and Warranties of the Investors.    Each Investor hereby represents and warrants that:

3.1          Authorization.    The Financing Agreements constitute its valid and legally binding obligations, enforceable in accordance with their terms.

3.2          Purchase Entirely for Own Account.    This Agreement is made with such Investor in reliance upon such Investor’s representation to the Company, which by such Investor’s execution of this Agreement such Investor hereby confirms, that the Securities will be acquired for investment for such Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities. Each Investor represents that it has full power and authority to enter into the Financing Agreements.

3.3          Disclosure of Information.    The Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares and the Warrants. Each Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the Warrants. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investors to rely thereon.

3.4          Investment Experience.    The Investor is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act, has filled out and executed the Accredited Investor Questionnaire attached hereto as Exhibit F-1 and the Rule 506 Disqualification Event Questionnaire attached hereto as Exhibit F-2 and is an investor in securities of companies in the development stage and acknowledges that it is able to protect its interests, and bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. If other than an individual, such Investor also represents it has not been organized for the purpose of acquiring the Shares or Warrants or, if Investor has been formed for the purpose of acquiring the Shares or Warrants, then each of the beneficial owners of Investor is an “accredited investor” and individually meets the criteria described in this Section 3.4.

3.5          Restricted Securities.    The Investor understands that the Shares and the Warrants it is purchasing and the Conversion Stock and Warrant Shares are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

3.6          No Public Market.   The Investor understands that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company’s securities.

3.7          Economic Risk.    The Investor understands that the Company has limited financial and operating history and that investment in the Company involves substantial risks. The Investor understands all of the risks related to the purchase of the Securities. The Investor further understands that the purchase of the Securities will be a highly speculative investment. The Investor is able, without impairing the Investor’s financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of the Investor’s investment.

3.8          Brokers or Finders.   The Company has not, and will not, incur, directly or indirectly, as a result of any action taken by such Investor, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement.

3.9          Tax Liability.    The Investor has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. It relies solely on such advisors and not on any statements or representations of the Company or any of its agents. It understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

3.10        Further Limitations on Disposition.   Without in any way limiting the representations set forth above, each Investor further agrees not to make any disposition of all or any portion of the Shares, the Warrants, the Conversion Stock or the Warrant Shares unless and until:

(a)          There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement;

(b)          Such Investor shall have (i) notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested by the Company, furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act; or

(c)          Notwithstanding the provisions of subsections (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to such Investor’s spouse or lineal descendants or ancestors, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were an original Investor hereunder.

3.11        Legends.   It is understood that the certificates evidencing the Securities may bear one or all of the following legends:

(a)          “THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.”

(b)          Any legend required by the laws of the State of California or any other applicable state, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

3.12        Representation by Counsel.   The Investor has been represented by counsel of its own choosing or had an opportunity to be so represented. The Investor has, personally or by and through its duly authorized representatives, read this Agreement and all exhibits hereto (together, the “Constituent Documents”). The Investor is fully aware of the contents and legal effect of the Constituent Documents. The paragraphs contained herein recite the sole consideration for this Agreement, that all of any agreements, expectations and understandings are embodied and expressed herein and that the Investor enters into this Agreement freely, without coercion and based upon its own judgment and not in reliance upon any representations or promises made by the management, or any member of the management of the Company, other than those contained herein.

4.            California Commissioner of Corporations.    THE SALE OF THE SECURITIES THAT IS THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSION OF CORPORATIONS OF THE STATE OF CALIFORNIA, AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF THE SECURITIES IS EXEMPT FROM QUALIFICATION BY 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

5.            Conditions of Investors’ Obligations at the applicable Closing.    The obligations of each Investor under Section 1 of this Agreement are subject to the fulfillment on or before the applicable Closing of each of the following conditions, the waiver of which shall not be effective against an Investor participating in the applicable Closing unless such Investor consents thereto in writing:

5.1          Representations and Warranties.   The representations and warranties of the Company contained in Section 2 shall be true on and as of the date of the Initial Closing with the same effect as though such representations and warranties had been made on and as of the date of this Agreement and true in all material respects on and as of the date of any Subsequent Closing.

5.2          Performance.   The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the applicable Closing.

5.3          Blue Sky.   At or prior to the applicable Closing, the Company shall have obtained all necessary federal securities law and state Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required for the offer and sale of the Shares, the Warrants, the Conversion Stock and the Warrant Shares being sold at such Closing.

5.4          Amendment to Investors’ Rights Agreement.   The Company shall have entered into the Amendment.

5.5          Restated Certificate.   The Restated Certificate shall have been duly authorized, executed and filed with and accepted by the Secretary of State of the State of Delaware.

5.6          Closing Deliverables.   The Company shall have delivered to counsel to the Investors the following:

(a)          a certificate executed by the Chief Executive Officer or President of the Company on behalf of the Company, in substantially the form of Exhibit G, certifying the satisfaction of the conditions to the applicable Closing listed in Sections 5.1 and 5.2;

(b)          a certificate of the Secretary of State of the State of Delaware, dated as of a date within five days of the date of the applicable Closing, with respect to the good standing of the Company; and

(c)          a certificate of the Company executed by the Company’s Secretary, in substantially the form of Exhibit H, attaching and certifying to the truth and correctness of (i) the Restated Certificate, (ii) the bylaws, and (iii) the Company’s Board of Directors and stockholder resolutions adopted in connection with the transactions contemplated by this Agreement.

5.7          Stock Certificates and Warrants.   The Company shall deliver to each Investor a certificate representing the Shares and the Warrant such Investor is purchasing in the applicable Closing as soon as reasonably practicable after such Closing.

5.8          No Material Adverse Change.   There shall not have occurred between the date hereof and the applicable Closing any event or condition of any character that has had or would reasonably be expected to have a Material Adverse Effect on the Company.

6.            Conditions of the Company’s Obligations at the applicable Closing.   The obligations of the Company to each Investor under Section 1 of this Agreement are subject to the fulfillment on or before the applicable Closing of each of the following conditions, the waiver of which shall not be effective unless consented to in writing by the Company:

6.1          Representations and Warranties.   The representations and warranties of each Investor contained in Section 3 shall be true on and as of the date of the Closing in which such Investor purchases Shares and a Warrant with the same effect as though such representations and warranties had been made on and as of the date of this Agreement.

6.2          Payment of Purchase Price.    All of the Investors in the applicable Closing shall have delivered the purchase price specified in Section 1.1(b) of this Agreement.

6.3          Investors’ Rights Agreement.   Each Investor at or prior to the applicable Closing shall have entered into the Amendment and, if not then a party thereto, the Investors’ Rights Agreement.

6.4          Blue Sky.   At or prior to the applicable Closing, the Company shall have obtained all necessary federal securities law and state Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required for the offer and sale of the Shares, the Warrants, the Conversion Stock and the Warrant Shares.

7.            Miscellaneous.

7.1          Survival of Warranties.   The warranties, representations and covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the applicable Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

7.2          Successors and Assigns.   The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.3          Governing Law.   This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

7.4          Counterparts.   This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument

7.5          Titles and Subtitles.   The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.6          Notices.   Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party in Exhibit A or in the case of the Company at 1801 Century Park East, No. 1820, Los Angeles, California 90067, Attn: President, or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties, with a copy, which shall not constitute notice, to Reed Smith LLP, 1901 Avenue of the Stars, Suite 700, Los Angeles, California 90067, Attn: Michael Sanders.

7.7          Finder’s Fee.   Each party represents that it neither is nor will be obligated for any finders’ fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

7.8          Expenses.

(a)          The Company shall pay its own expenses in connection with the transactions contemplated by this Agreement. The Company shall pay the actual hourly fees and expenses of legal counsel retained by the Investors to assist in the transactions contemplated by this Agreement, not to exceed $25,000 in the aggregate, if the initial Closing is consummated.

(b)          If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement (including any exhibit or schedule hereto), the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

7.9          Amendments and Waivers.   Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors holding at least a majority of the outstanding Shares (or the Conversion Stock). Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

7.10        Severability.   If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

7.11        Aggregation of Stock.   All Shares held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

7.12        Stock Splits.   All references to numbers of shares in this Agreement shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization of shares by the Company occurring after the date of this Agreement.

7.13        Entire Agreement.   This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof; and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

[Signature page follows]

In Witness Whereof, the parties have executed this Agreement as of the date set forth above.

“Company”

Ritter Pharmaceuticals, Inc.

By:	/s/ Michael D. Step
Michael D. Step,
Chief Executive Officer

In Witness Whereof, the parties have executed this Agreement as of the date set forth above written.

“Investors”

Javelin Venture Partners, L.P.

By:	Javelin Venture Partners GP, L.P.
Its:	General Partner

By:	Javelin Venture Partner GP, LLC
Its:	General Partner

By:	/s/ Noah Doyle
Noah Doyle, Managing Director

SJ INVESTMENT COMPANY, LLC

By:	/s/ Dan Nathanson
Dan Nathanson, Managing Director

/s/ Jon Price
Jon Price

THE KURTZ McDERMOTT FAMILY TRUST

By:	/s/ Cynthia Kurtz
Cynthia Kurtz, Trustee

By:	/s/ James McDermott
James McDermott, Trustee

In Witness Whereof, the parties have executed this Agreement as of the date set forth above written.

JAVELIN VENTURE PARTNERS I SPV I, LLC

By: Javelin Venture Partners GP, L.P.
Its: General Partner

By: Javelin Venture Partners GP, LLC
Its: General Partner

By:	/s/ Noah Doyle
Name: Noah Doyle
Title: Managing Director

In Witness Whereof, the parties have executed this Agreement as of the date set forth above written.

“Investors”

/s/ Roger Markowitz
Roger Markowitz

EXHIBIT A

SCHEDULE OF INVESTORS

Initial Closing

Name and Address	No. of Series C Preferred Stock Shares	No. of Shares of Common Stock Subject to Warrant	Aggregate Purchase Price of Shares and Warrant

Javelin Venture Partners, L.P.* 101 Spear Street Suite 255 San Francisco, CA 94105	595,052	595,052	$598,404.94

Javelin Venture Partners I SPV I, LLC c/o 101 Spear Street Suite 255 San Francisco, CA 94105	473,764	473,764	$616,366.97

SJ Investment Company, LLC** 501 Santa Monica Blvd. Santa Monica, CA 90401	26,736	26,736	$26,094.34

Jon Price 620 Pearl Street, Apt. E Boulder, CO 80302	38,461	38,461	$50,037.77

The Kurtz McDermott Family Trust 710 S. Arroyo Blvd. Pasadena, CA 91105	15,384	15,384	$20,014.59

TOTAL:	1,149,397	1,149,397	$1,310,918.60

*Includes consideration consisting of cash and the cancellation of principal and accrued but unpaid interest (a) of $527,273.42 (as of December 4, 2014) under those certain Subordinated Convertible Promissory Notes of the Company in the aggregate principal amount of $510,000 (and converted at 75% of the purchase price for the Series C Preferred Stock per the terms of the notes for an aggregate of 540,793 shares, rounded down to the nearest whole share), which notes were issued in 2014 by the Company to Javelin Venture Partners, L.P. and (b) of $70,536.99 under an unsecured promissory note, dated October 9, 2014, in the principal amount of $70,000 (which note converted at 100% of the purchase price for the Series C Preferred Stock for 54,259 rounded down to the nearest whole share), which note was issued by the Company in favor of Javelin Venture Partners, L.P.

**Includes for SJ Investment Company LLC consideration consisting of cash and the cancellation of principal and accrued but unpaid interest of $26,068.49 (as of December 4, 2014) under that certain Subordinated Convertible Promissory Notes of the Company in the aggregate principal amount of $25,000 (and converted at 75% of the purchase price for the Series C Preferred Stock per the terms of the note for the shares noted above, rounded down to the nearest whole share), which note was issued in 2014 by the Company to SJ Investment Company LLC. Purchase price for the Warrant is $26.74.

Subsequent Closing – December 8, 2014

Name and Address	No. of Series C Preferred Stock Shares	No. of Shares of Common Stock Subject to Warrant	Aggregate Purchase Price of Shares and Warrant

Javelin Venture Partners I SPV I, LLC c/o 101 Spear Street Suite 255 San Francisco, CA 94105	1,833,927	1,833,927	$2,385,939.03

Second Subsequent Closing – December 19, 2014

Name and Address	No. of Series C Preferred Stock Shares	No. of Shares of Common Stock Subject to Warrant	Aggregate Purchase Price of Shares and Warrant

Roger Markowitz	7,692	7,692	$10,007.30

EXHIBIT B

RESTATED CERTIFICATE OF INCORPORATION

EXHIBIT C

FORM OF WARRANT

EXHIBIT D

AMENDMENT TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

EXHIBIT E

SCHEDULE OF EXCEPTIONS

EXHIBIT F-1

ACCREDITED INVESTOR QUESTIONNAIRE

The following information is furnished to Ritter Pharmaceuticals, Inc., a Delaware corporation (the “Company”), for it to determine whether I am an “accredited investor” as that term is defined in Regulation D (“Reg D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and comparable provisions of applicable state securities laws. I understand that the Company will rely upon the following information in connection with a proposed private placement of stock of the Company. I further understand I may be required to supply a balance sheet, prior years’ federal income tax returns or other appropriate documentation to verify and substantiate my status as an accredited investor.

ALL INFORMATION CONTAINED IN THIS ACCREDITED INVESTOR QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY.  I understand that if I make a false statement, it will constitute a violation of my representations and warranties contained in this Accredited Investor Questionnaire and may also constitute a violation of law, for which the Company can make a claim for damages against me.

THIS QUESTIONNAIRE DOES NOT CONSTITUTE AN OFFER OF SECURITIES. NO OFFER SHALL BE DEEMED MADE EXCEPT PURSUANT TO A FORM OF SECURITIES PURCHASE AGREEMENT AUTHORIZED BY THE COMPANY.

I, the undersigned, hereby supply you with the following information and representations:

1.           Full name:

__________________________________________________________________________________________________

2.           Residence address (not a P.O. Box address) and telephone number:

__________________________________________________________________________________________________

______________________________________________________________ (      )         -                  _________________

3.           Business address and telephone number:

__________________________________________________________________________________________________

______________________________________________________________ (      )         -                 _________________

4.           State in which the undersigned maintains principal residence:

__________________________________________________________________________________________________

5.           State in which the undersigned is registered to vote:

__________________________________________________________________________________________________

6.           If an individual, I certify that I am an Accredited Investor because I qualify under at least one of the following categories (please check the appropriate category):

a.___	$1,000,000 Net Worth Natural Person.

A natural person whose individual net worth, or joint net worth with that of my spouse, is at least $1,000,000, excluding the value of my primary residence, but including as a liability indebtedness secured by such residence in excess of the value of such residence.

b.          $200,000 Income Natural Person.

A natural person who had “Individual Income” in excess of $200,000 in each of the two most recent years (without including any income of his or her spouse) or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

c.          Director or executive officer of the Company.

7.          If an entity, such entity is an Accredited Investor because it qualifies under at least one of the following categories (please check the appropriate category):

a. Private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

b. A corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares and has total assets in excess of $5,000,000;

c. A trust, with total assets in excess of $5,000,000, not formed for the purpose of the acquiring the Shares , whose purchase is directed by a sophisticated person as defined under Rule 506(b)(b)(ii) of Reg D; or

d. Any entity in which all of the owners are accredited investors under Rule 501(a) of Reg D.

8.                           I do not meet the criteria listed above in items 6 or 7.

9.          Representations and Warranties.  I, the undersigned, represent and warrant as follows:

(i)          All information that I have provided herein, including, without limitation, information concerning myself and my financial position is correct and complete as of the date hereof, and if there should be any material change in such information prior to the consummation of the proposed business combination between the Company, I will immediately provide the Company with such information.

(ii)         I am at least 21 years of age and, if signing on behalf of an entity, am authorized to sign this Accredited Investor Questionnaire on its behalf.

By signing below, I hereby affirm and certify the information I provided in this Accredited Investor Questionnaire.

__________________________________________________

Print Name

__________________________________________________

Signature

__________________________________________________

Date

__________________________________________________

EXHIBIT F-2

RULE 506 DISQUALIFICATION EVENT QUESTIONNAIRE

Date:    _________________________________

Name:   _________________________________

This Questionnaire is being furnished to you to obtain information in connection with an offering (the “Offering”) of securities by Ritter Pharmaceuticals, Inc. (the “Issuer”), under Rule 506 of the Securities Act of 1933 (the “Securities Act”). As used in this Questionnaire, “you” also refers to any entity on whose behalf you are responding.

Important Note: Please answer every question. If the Issuer has completed portions of the Questionnaire on your behalf, please confirm the accuracy of that information. If your answer to a question is “Yes,” please provide details in the explanation. Unless otherwise stated, your answers should be given as of the date you sign the Questionnaire. Please note that certain questions are necessarily broad in scope, so if you have doubts regarding whether something should be included in your response please err on the side of over-inclusion. The Issuer may have additional follow-up questions for you in connection with the Offering.

Once you have completed the Questionnaire, please sign it to indicate: (i) your consent for the Issuer to rely upon the information provided in this Questionnaire; (ii) your acknowledgement that the Securities and Exchange Commission (the “SEC”) may require the Issuer to publicly disclose the information provided in this Questionnaire, and your consent to such public disclosure; (iii) your agreement to promptly notify the Issuer of any changes in information provided in the Questionnaire occurring after the date you sign the Questionnaire; and (iv) your confirmation that the information contained in the Questionnaire is true and correct, to the best of your knowledge and belief after a reasonable investigation, as of the date you sign the Questionnaire.

THE EXISTENCE AND CONTENTS OF THE QUESTIONNAIRE, AS WELL AS YOUR ANSWERS AND ALL NOTES AND DRAFTS PREPARED BY YOU, ARE CONSIDERED EXTREMELY CONFIDENTIAL AND PROPRIETARY BY THE ISSUER AND SHOULD BE TREATED ACCORDINGLY.

Name, Address, Telephone Number and Email

Your full name:

Please provide all previous, assumed or fictitious names or aliases:

Business Address:	Home Address (if an individual):

Business Telephone: ( )	Home Telephone: ( )
E-Mail Address:

1.	Have you been convicted, within ten years before the sale of the securities (or five years, in the case of issuers, their predecessors and affiliated issuers), of any felony or misdemeanor:

•	in connection with the purchase or sale of any security;
•	involving the making of any false filing with the SEC; or
•	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

☐ Yes. If yes, please explain: ____________________________________________________________________

☐ No.

2.	Are you subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before the sale of the securities, that, at the time of such sale, restrains or enjoins you from engaging or continuing to engage in any conduct or practice:

•	in connection with the purchase or sale of any security;
•	involving the making of any false filing with the SEC; or
•	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

☐ Yes. If yes, please explain: ____________________________________________________________________

☐ No.

3.	Are you subject to a final order[1] of a state securities commission (or an agency of officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the Commodity Futures Trading Commission; or the National Credit Union Administration that:

•	at the time of the sale of the securities, bars you from:
•	association with an entity regulated by such commission, authority, agency or officer;
•	engaging in the business of securities, insurance or banking; or
•	engaging in savings association or credit union activities; or
•	constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before the sale of the securities?

1 A “final order” is a written directive or declaratory statement issued by a federal or state agency described in Rule 506(d)(1)(iii) under the Securities Act of 1933 under applicable statutory authority that provides for notice and an opportunity for a hearing, which constitutes a final disposition or action by that federal or state agency.

☐ Yes. If yes, please explain: ____________________________________________________________________

☐ No.

4.	Are you subject to an order of the SEC entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) or section 203(e) or 203(f) of the Investment Advisers Act of 1940 (the “Advisers Act”) that, at the time of the sale of the securities:

•	suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser;
•	places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or
•	bars you from being associated with any entity or from participating in the offering of any penny stock?

☐ Yes. If yes, please explain: ____________________________________________________________________

☐ No.

5.	Are you subject to any order of the SEC, entered within five years before the sale of the securities, that, at the time of such sale, orders you to cease and desist from committing or causing a future violation of:

•	any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, and Section 206(1) of the Advisers Act or any other rule or regulation thereunder; or
•	Section 5 of the Securities Act.

☐ Yes. If yes, please explain: ____________________________________________________________________

☐ No.

6.	Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

☐ Yes. If yes, please explain: ____________________________________________________________________

☐ No.

7.	Have you filed (as a registrant or issuer), or were you named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that, within five years before the sale of the securities, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, at the time of the sale of the securities, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

☐ Yes. If yes, please explain: ____________________________________________________________________

☐ No.

8.	Are you subject to a United States Postal Service false representation order entered within five years before the sale of the securities, or are you, at the time of the sale of the securities, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

☐ Yes. If yes, please explain: ____________________________________________________________________

☐ No.

If any information furnished by me in this Questionnaire becomes inaccurate, incomplete or otherwise changes, I will promptly advise the Issuer to that effect and furnish any supplementary information that may be appropriate as a result of any developments, including the passage of time and any new relationships that may develop in the future.

The foregoing answers are correctly and fully stated to the best of my knowledge, information and belief after a reasonable investigation.

________________________________________	___________________________________________________
Date	Signature

Print Name:__________________________________________

EXHIBIT G

OFFICER’S CERTIFICATE

EXHIBIT H

SECRETARY’S CERTIFICATE